Exhibit 10.188
                              ASSIGNMENT AGREEMENT

      THIS ASSIGNMENT AGREEMENT (this "Agreement") made as of this 30th day of March, 1999 by and between CAREMATRIX OF MASSACHUSETTS, INC., a Delaware corporation ("Assignee") and CHANCELLOR OF GLEN COVE, INC., a Delaware corporation ("Assignor").

                               W I T N E S S E T H

      WHEREAS, Assignee is a member of Chancellor Dexter, LLC (the "CD"), a copy of the operating agreement of which is attached hereto as Exhibit A (the "CD LLC Agreement"); and

      WHEREAS, CD is the sole member of Great Neck Holding, LLC ("GNH"), a copy of the of the operating agreement of which is attached hereto as Exhibit B (the "GNH LLC Agreement"); and

      WHEREAS, GNH is the owner and operator of a certain senior housing facility located in Great Neck, New York, known as The Mayfair at Great Neck; and

      WHEREAS, CD is the sole stockholder of Glen Cove Holding Corporation ("GCHC"), copies of the articles of organization and by-laws of which are attached hereto as Exhibit C (the "GCHC Organizational Documents"); and

      WHEREAS, CD and GCHC are the sole members of The Mayfair at Glen Cove, LLC ("MGC") a copy of the operating agreement of which is attached hereto as Exhibit D (the "MGC LLC Agreement"); and

      WHEREAS, MGC is the owner and operator of a certain senior housing facility located in Glen Cove, New York, known as The Mayfair at Glen Cove; and

      WHEREAS, pursuant to the CD LLC Agreement, the GNH LLC Agreement, the GCHC Organizational Documents, and the MGC LLC Agreement, Assingor is entitled to receive certain net cash flow from The Mayfair at Great Neck and The Mayfair at Glen Cove (the "Net Cash Flow"); and

      WHEREAS, Assignor desires to assign all of its right, title and interest in and to the Net Cash Flow to Assignee, and Assignee desires to acquire the same.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

      1. In consideration of $4,000,000, paid this day by Assignee, Assignor hereby assigns, sets over and transfers unto Assignee to have and to hold from and after the date

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            hereof, all of the right, title and interest of Assignor in, to and under the CD LLC Agreement, the GNH LLC Agreement, the GCHC Organizational Documents, and the MGC LLC Agreement, all Net Cash Flow received or receivable by Assignor.

      2. Assignor hereby warrants and represents that (a) the CD LLC Agreement, the GNH LLC Agreement, the GCHC Organizational Documents, and the MGC LLC Agreement are each in full force and effect, (b) Assignor has not received any notice of default with respect to any such documents or Assignor's right to receive theNet Cash Flow, (c) the document or documents attached hereto as Exhibit A, Exhibit B, Exhibit C, and Exhibit D, constitute a true, correct and complete copies of the CD LLC Agreement, the GNH LLC Agreement, the GCHC Organizational Documents, and the MGC LLC Agreement, respectively, and (d) Assignor has obtained any and all consents needed in connection with the matters contemplated hereby, including, without limitation, any and all consents required under the CD LLC Agreement, the GNH LLC Agreement, the GCHC Organizational Documents, and the MGC LLC Agreement.

      3. Assignor hereby covenants and agrees to take such further actions as Assignee deems reasonably necessary to enable Assignee to receive the benefits contemplated by this Agreement.

      4. This Agreement (i) shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, (ii) shall be governed by the laws of the Commonwealth of Massachusetts, and (iii) may not be modified orally, but only by a writing signed by each of Assignor and Assignee.

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      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date and year first above written.


                                    CHANCELLOR OF GLEN COVE, INC.


                                    By: /s/ Abraham D. Gosman
                                      ---------------------------
                                    Name:
                                    Title:
                                    hereunto duly authorized


                                    CAREMATRIX OF MASSACHUSETTS, INC.


                                    By: /s/ David B. Currie
                                      ---------------------------
                                    Name: David B. Currie
                                    Title: VP
                                    hereunto duly authorized